Exhibit 99.1

Worksport Ltd. Announces New Distribution Partnership with Dix Performance North to Expand Presence Across Canada

West Seneca, New York, February 23, 2024 – Worksport Ltd. (Nasdaq: WKSP) (“Worksport” or the “Company”) is proud to announce a new distribution partnership with Dix Performance North, Canada’s leading wholesaler of aftermarket car and truck products. Dix Performance North - renowned for providing parts for all major car and truck brands, including industry giants like Ford, General Motors, Toyota, Hyundai, and Stellantis - will now include Worksport’s esteemed covers in their extensive catalog. This strategic alliance is expected to make Worksport’s range of covers widely available throughout Canada, promising to accelerate partnership growth and contribute to significant sales and revenue increases.

This partnership follows the successful appearance of Worksport’s Director of Business Development, Steve Raivio, at the prestigious automotive show earlier this week hosted by Dix Performance North, which saw participation from all major brands and manufacturers in the automotive industry.

During the show, new orders were placed for Worksport’s hard-folding tonneau covers, with expectations of further orders as the Company’s products continue to garner attention. Dix Performance North currently offers over 220 product lines from the industry’s most respected brand names and focuses on performance parts, vehicle accessories, light truck performance for both gas and diesel engines, truck accessories, car audio, and remote car starters. This includes but is not limited to names like Ford, General Motors, Toyota, Hyundai, and Stellantis.

Steve Raivio highlighted the enthusiastic reception of Worksport products at the show, noting their impressive performance during a rain storm, where they successfully protected cargo from the elements. “The AL3 Pro Hard Folding cover, showcased on a General Motors truck, is a testament to Worksport’s commitment to quality and compatibility with a broad range of popular truck models, including RAM by Stellantis, GMC and Chevrolet by General Motors, Ford, Jeep by Stellantis, Nissan, and Toyota,” Raivio added.

As the sales tour progresses, Worksport anticipates new developments and partnerships and is committed to keeping investors updated on the Company’s growth and expansion.

“Partnering with Dix Performance North is a milestone for Worksport that will significantly enhance our distribution capabilities across Canada,” said Raivio. “Our products are designed to meet the highest standards of quality and functionality, and we are thrilled to see that reflected in the positive response at the automotive show. We believe that this partnership will open up new avenues for growth and enable us to reach more customers with our innovative truck covers.”

For further information, please visit Worksport’s official website for investors at investors.worksport.com.

About Worksport

Worksport Ltd. (Nasdaq: WKSP), through its subsidiaries, designs, develops, manufactures, and owns the intellectual property on a variety of tonneau covers, solar integrations, and NP (Non-Parasitic), Hydrogen-based true green energy solutions for the sustainable, clean energy, and automotive industries. Worksport currently maintains an active partnership with Hyundai for the SOLIS Solar cover. Additionally, Worksport’s hard-folding cover, designed and manufactured in-house, is compatible with RAM, Chevrolet, and GMC models from General Motors, as well as Ford, Jeep, Nissan, and Toyota pickup trucks. Worksport seeks to capitalize on the growing shift of consumer mindsets towards clean energy integrations with its proprietary solar solutions, mobile energy storage systems (ESS), and NP (Non-Parasitic), Hydrogen-based technology. For more information, please visit investors.worksport.com.

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Investors and others should note that the Company announces material financial information to our investors using our investor relations website, press releases, Securities and Exchange Commission (“SEC”) filings, and public conference calls and webcasts. The Company also uses the Accounts to announce Company news and other information. The information shared on the Accounts could be deemed to be material information. As a result, the Company encourages investors, the media, and others to review the information the Company publishes on the Accounts.

For additional information, please contact: Steven Obadiah, Investor Relations, Worksport Ltd.

T: 1 (888) 554 8789 E: investors@worksport.com W:www.worksport.com

Forward-Looking Statements

The information contained herein may contain “forward-looking statements.” Forward-looking statements reflect the current view about future events. When used in this press release, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan,” “project,” “should,” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward-looking statements. As Worksport continues to innovate and expand the product line, it’s important to clarify the compatibility of Worksport’s hard-folding cover. This advanced accessory is designed to fit a variety of popular truck models, including RAM by Stellantis, GMC and Chevrolet from General Motors, Ford, as well as Jeep by Stellantis, Nissan, and Toyota pickup trucks. While we are proud of the broad compatibility of our product, we would like to emphasize that this does not imply exclusive partnerships with RAM by Stellantis, GMC, Chevrolet from General Motors, Ford, Jeep by Stellantis, Nissan, and/ or Toyota. Our commitment remains to provide high-quality, versatile truck accessories that meet the needs of a diverse range of customers and their vehicles. This statement looks forward to the possibilities that lie ahead while recognizing the current scope of our product’s reach and compatibility. This statement applies to RAM by Stellantis, GMC and Chevrolet from General Motors, Ford, as well as Jeep by Stellantis, Nissan, and Toyota, and to any other model for which we have not officially announced a partnership. Terravis Energy, a fully-owned subsidiary of Worksport LTD, may reference companies such as Tesla as examples for market development, given Tesla’s development of a heat pump. However, this does not imply that Terravis Energy has established a partnership with Tesla. Similar references to companies like Tesla in examples or explanations are purely informational and are used solely for the purpose of illustrating market trends or technological developments. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) supply chain delays; (ii) acceptance of our products by consumers; (iii) delays in or nonacceptance by third parties to sell our products; and (iv) competition from other producers of similar products. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the SEC, including, without limitation, our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC’s web site at www.sec.gov. As a result of these matters, changes in facts, assumptions not being realized or other circumstances, the Company’s actual results may differ materially from the expected results discussed in the forward-looking statements contained in this press release. The forward-looking statements made in this press release are made only as of the date of this press release, and the Company undertakes no obligation to update them to reflect subsequent events or circumstances.